Working Capital Loan Contract

(This Is a Selective and Summary Translation for Reference Only)

Borrower:           Inner Mongolia Yongye Nongfeng Biotechnology Co., Ltd.

Lender:               Shanghai Pudong Development Bank, Hohhot Branch

The Borrower has the need to manage cash flow and applies to the Lender for a working capital loan. The Lender agrees to issue a loan under the terms and conditions set forth herein. Pursuant to the applicable law of the People’s Republic of China, the two parties have entered into this loan contract as follows.

This contract is an independent loan document between the Borrower and the Lender.

Part I    Commercial Terms

1.          Loan Type:           Short-term working capital loan

2.          Loan Amount:     Thirty-Five Million Yuan (RMB 35,000,000.00)

3.          Purpose of the Loan: __________________________________

4.          Term of the Loan: One year (starting from the first withdrawal of the loan)

The actual loan withdrawal and repayment dates are to be specified on the loan document (IOU) between the two parties. The last loan repayment date shall not be later than the term of the loan specified herein. All loan documents are inseparable part of this contract.

5.          The interest rate on the loan hereunder is 7.8% (calculated at 30% of the benchmark annual rate for the same term and same type of loan published by the People’s Bank of China (“PBC”).

The interest is settled monthly, with the 20th of each month as the settlement date.

If PBC adjusts the benchmark annual rate before the loan hereunder is released, then such benchmark annual rate on the date of the release of the loan hereunder shall apply to the calculation of the interest rate on the loan hereunder; if PBC adjusts the benchmark annual rate after the loan hereunder is released, then the interest rate on the loan hereunder will be adjusted on the monthly basis, starting on the 21st of each month.

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6.            The penalty interest rate hereunder is an additional 50% on the top of the interest rate of the loan.

If the loan is used for purposes other than that stated herein, the penalty interest rate hereunder is an additional 50% on the top of the interest rate of the loan starting from the day when the loan is misused.

7.            The withdrawal period for the loan hereunder is:

[Not specified]

8.            The withdrawal schedule for the loan hereunder is:

[Not specified]

9.            The repayment schedule for the loan hereunder is:

[Not specified]

10.          The penalty for repayment of the loan in advance:

(N/A)

11.          The minimum amount of principal for early repayment:

(N/A)

12.          Setting up of account(s):

(N/A)

13.          If the recipient of the payment is specific and the amount of a single payment exceeds ¥1,000,000.00, then the lender trustee payment method should be used.

14.          The Borrower agrees to provide a guarantor for the loan hereunder: Inner Mongolia Dingxin Guarantor Company Limited, and the Guarantee Contract number is ________.

15.          Handling of Breach

The amount of penalty for any breach is 10% of the loan principal or RMB 3,500,000.00.

16.         The appendices to this contract include:

[Not specified]

17.         Other matters.

[Not specified]

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18.         This contract has 5 counterparts, with one to the Borrower, one to the Lender and the remaining three to other parties, and all have the same legal effect.

Part II General Provisions

Article   1            Borrowing

1.          The Borrower irrevocably agrees and acknowledges that the withdrawal of the loan hereunder is at all times subject to the full discretion of the Lender; that the loan is subject to the Lender’s review, at the dates set by the Lender or periodically, for determination whether the loan should be continued; and that, other previsions herein or elsewhere notwithstanding, the Lender has the right to demand any time that the Borrower immediately repay the loan. The Lender also has the right to immediately terminate or suspend the loan in part or in full without the obligation to notify the Borrower in advance.

2.          The loan hereunder must be used for the purpose stated herein.

Article   2            Interest Rate on the Loan and the Interest Calculation Method

1.          The interest is calculated on the actual number of days the loan is used, starting from the loan release date.

2.          The Lender has the right to charge the Borrower a past-due interest on the portion of the loan principal that has not been repaid until the full repayment of such loan and interest.

3.          If the loan is used for purposes other than stated herein, the Lender has the right to charge the Borrower a penalty interest at the penalty rate on that portion of the loan on the basis of the actual number of days such loan is misused, until the full repayment of such loan and interest.

4.          The Lender will charge compound interest if the Borrower fails to pay interest (including normal interest, past-due interest and penalty interest) on time starting from the past-due date.

5.          Open-market interest rate or market collapse

If, after the release of the loan hereunder, the PBC adopts the open-market interest rate policy, then the Borrower and the Lender must negotiate to determine the interest rate for the loan hereunder.

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Article   3             Withdrawal of the Loan

1.            Prior to the first withdrawal of the loan, the Borrower must satisfy the following conditions:

(1)         The Borrower has submitted the loan withdrawal application, loan IOU and other relevant documents at the time and in the manner specified herein;

(2)         This contract and the corresponding guarantee contract(s) have been executed and remain in effect, and the guarantee has been duly established;

(3)         The Borrower has provided valid business license, company charter and most recent financial reports;

(4)         The Borrower has provided the resolutions from its board or shareholder general meetings regarding the loan;

(5)         The Borrower has set up bank accounts with the Lender at the Lender’s request;

(6)         The Borrower has performed the obligations specified herein and there are no events of breach or violation listed herein.

(7)         The Borrower has submitted other documents and satisfied other conditions as requested by the Lender from time to time.

2.           After the first withdrawal, the Borrower must satisfy the following conditions:

(1)         The Borrower has submitted the loan withdrawal application, loan IOU and other relevant documents at the time and in the manner specified herein;

(2)         The Borrower has performed the obligations specified herein and there are no events of breach or violation listed herein.

(3)         The Borrower has submitted other documents and satisfied other conditions as requested by the Lender from time to time.

3.           Withdrawal of the loan

(1)         The Borrower must withdraw the loan at one time or in installments according to the withdrawal schedule and submit the loan withdrawal application 3 bank business days prior to the withdrawal date to the Lender.

(2)         If the Borrower needs to change the loan withdrawal date, the Borrower must obtain approval from the Lender 3 bank business days prior to the withdrawal date and be responsible for any interest loss suffered by the Lender.

(3)         If the Borrower desires to cancel in part or in full the amount of the loan that has not been withdrawn, the Borrower must submit an application to the Lender 3 bank business days prior to the withdrawal date or to the expiry date of the withdrawal period and obtain the Lender’s approval.

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(4)         If, on the pre-determined withdrawal date or during the withdrawal period, the Borrower fails to process withdrawal procedures or to submit an application for postponement of the withdrawal, the Lender may notify the Borrower and request that Borrower completes such procedures within 3 bank business days; otherwise, the Lender has the right to cancel the loan not withdrawn.

(5)         The provisions above notwithstanding, as long as the loan has not be released, the Lender has the right to decline the Borrower’s application at any time and cancel in part or in full the loan hereunder.

Article   4             Setting Up and Management of Accounts

1.          At the time of executing this contract, the Borrower should have already set up a general settlement account, a capital return account, and a working capital loan special account (if any). The Borrower agrees that the Lender will monitor these accounts.

2.          If there is no working capital loan special account, the general settlement account should be used to verify the loan withdrawal and loan repayment.

3.          The Borrower acknowledges that the capital return account hereunder will be the incoming account and the repayment fund preparation account.

The Borrower promises that, on each of the loan repayment date and interest settlement date and within 3 days prior to such dates, the fund balance in the Borrower’s capital return account will not be lower than the amount of the loan principal and interest due; otherwise, the Borrower agrees that the Lender may decline or restrict the release of other amount of the loan to ensure that there is sufficient balance in such capital return account for the repayment of the loan principal and interest due.

The Lender has the right to conduct monitoring on such capital return account and will investigate or take appropriate measures in the case of irregularities of fund flow in such account.

Article   5           Payment Oversight

1.          The Borrower agrees that the Lender has the right to monitor and control the payment of the loan funds through the lender trustee payment method or/and the borrower discretionary payment method to ensure the proper use of the loan.

The lender trustee payment method means the payment of the loan amount by the Lender according to the Borrower’s application and entrustment to the Borrower’s trading partner(s) for the purpose specified herein.

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The borrower discretionary payment method means the payment by the Borrower at its discretion to its trading partner(s) for the purpose specified herein after the deposit of the loan amount according to the Borrower’s application by the Lender in the Borrower’s account.

2.          The Borrower agrees that, if the business relationship between the Borrower and the Lender is new, or the recipient of the payment is specific and the amount of single payment exceeds that specified herein, or in other situations specified by the Lender, the lender trustee payment method should be used.

If the lender trustee payment method is used, the Lender has the right to conduct review on the purpose of the loan and other information before making payment of any loan amount to the Borrower’s trading partner(s).

3.          At the time of applying to the Lender for external payment of the loan amount, the Borrower must provide documents requested by the Lender, including but not limited to the following:

(1)         Documents of evidence proving that such payment is for the purpose of the loan stated herein;

(2)         Commercial contracts and other written documents evidencing the Borrower’s payment obligation;

(3)         Corresponding invoices or receipts;

(4)         Valid and effective payment notes;

(5)         Other documents requested by the Lender.

4.          If no working capital loan special account is set up, the Borrower must submit a withdrawal application to the Lender 3 days prior to the proposed withdrawal date and specify the payment method. The Lender will review if the documents meet the payment conditions set forth herein and make a determination on the payment method to be used.

If a working capital loan special account is set up and the lender trustee payment method is used, the Borrower must submit a withdrawal application 3 bank business days prior to the proposed payment date for the Lender to review and approval. If the borrower discretionary payment method is used, the Borrower must submit a withdrawal application 3 bank business days prior to the proposed payment date for the Lender to review and verify if the payment conditions are satisfied.

5.          If the borrower discretionary payment method is used, the Borrower must provide a report on the payments of the loan each month to the Lender for review and verification.

6.          The Borrower acknowledges that, if there is any wiring fee for the payment of the loan amount incurred by the Lender, the Lender has the right to deduct such fees directly.

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7.          During the course of releasing and paying the loan amount, if the Lender discovers any of the following, the Lender has the right to demand additional conditions for loan withdrawal and payment change the loan payment method, or suspend the release and payment of the loan:

(1)         Deterioration of credit worthiness;

(2)         Weakening of the profit making ability of the Borrower’s major business;

(3)         Abnormalities in the use of the loan.

Article   6            Repayment of the Loan

1.          The Borrower must pay the interest and other relevant fees and repay the loan hereunder according to the repayment schedule, and the Borrower irrevocably authorizes the Lender to deduct the corresponding amount from the Borrower’s accounts on such repayment date.

2.          If the Borrower desires to repay the loan ahead of schedule, the Borrower must submit a written notice to the Lender 10 bank business days prior to the repayment date for approval.

  If approved, the amount of such early repayment is considered due ahead of schedule and the Lender still has the right to charge a one-time penalty fee.

3.          Interest on the amount repaid early is calculated on the actual number of days the loan amount is used and must be paid along with the principal.

4.          If the Borrower is unable to repay the loan for legitimate reasons, the Borrower must submit an application for loan extension 30 bank business days prior to the repayment date and prepare the necessary documents for the processing of such extension. If there are any guarantee or pledge contracts hereunder, the Borrower must also provide written consent from the guarantor or pledgor. If the Borrower fails to submit such application for extension or if the Lender does approve such application, the loan amount in question will be treated as delinquent loan.

Article   7            Representations and Warranties

The Borrower makes the following representations and warranties and warrants that such representations and warranties will remain in effect during the effective term of this contract.

1.          The Borrower is an independent legal entity and has power and capacity to perform the obligations hereunder and assume civil liabilities.

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2.          The Borrower has the power to execute this contract and has obtained all due approval and authorization necessary for the execution of this contract. This contract is the true expression of its intent and is binding to the Borrower.

3.          The execution and performance of this contract will not violate any applicable law or regulations, any judicial order or judgment and will not conflict with any other contracts or agreements to which the Borrower is a party.

4.          The Borrower warrants that financial statements and other documents are in compliance with the law of the People’s Republic of China and truthfully reflect its operations and financial conditions, and that the such documents and information on from its guarantors or pledgers i are valid, truthful and accurate without any concealment or omission.

5.          The Borrower promises that the Borrower will continue to be truthful during the performance of this contract and provide authentic, valid, accurate and complete information and documents to the Borrower without any concealment or omission.

6.          The Borrower promises to complete all the registration and filing procedures necessary for the validity and performance of this contract.

7.          As of the date of the most recent audited financial report, there has been no material adverse change in its operation and financial conditions.

8.          The Borrower will comply with all the applicable law and conduct its business within the approved scope of operation. The Borrower’s business is legitimate and the Borrower has the ability to continue its operation and has legitimate income to repay the loan.

9.          The Borrower will not waive any of its creditor’s claims and will not dispose of its major assets without compensation or by any other inappropriate means.

10.         The Borrower has disclosed all the material facts and circumstances, such as necessary for the Lender for consideration of approval of the loan, of which it is aware of or should have known to the Lender.

11.         The Borrower acknowledges that it has not and will not been delinquent in any payment, including but not limited the payment of its employees’ salary and medical/disability benefits and compensation.

12.         The Borrower warrants that it has sound credit and has no unfavorable records.

13.         The Borrower warrants that there are no other circumstances or events that will have material adverse effect on the Borrower’s ability to perform this contract.

Article   8            Other Stipulated Matters

The Borrower and the Lender stipulate the following:

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1.          The Borrower promises to operate its business in compliance with the law and use the loan only for the purpose stated herein. The Borrower will provide relevant financial reports periodically at the Lender’s request and assist the Lender in its monitoring of the use of the loan and the Borrower’s operation.

2.          The Borrower must pay the interest on the loan and repay the loan principal at the time, in the amount and in the currency set forth herein, loan applications and loan documents.

3.          The Borrower promises to provide additional new guarantee acceptable to the Lender upon the occurrence of any event that will have a material adverse effect on the guarantor’s financial situation and its ability to provide guarantee.

4.          The Borrower promises not to undertake any of the following prior to obtaining the Lender’s written consent:

(1)         The sale, gifting, lease, transfer, pledge or mortgage or disposition by any other means of its major assets, either in full or in part;

(2)         Subcontracting, leasing, joint operation, external investment, restructuring, M&A, joint venture, spin-off, equity transfer, substantial increase of debt financing, establishment of subsidiaries, property transfer, reduction of capital, ceasing of operation, dissolution, filing for bankruptcy, reorganization or any other activities that may impact the Borrower’s ability for repayment.

(3)         Making amendment to the company charter or other organization documents or change of the scope of operation or major business.

(4)         Providing guarantee to a third party, such that it will have a material adverse effect on the Borrower’s ability to perform its obligations hereunder.

(5)         Repayment of other long-term debt ahead of schedule.

(6)         Entering into other agreements/contracts that will have a material adverse effect on the Borrower’s ability to perform its obligations hereunder.

5.          The Borrower promises that, upon the occurrence of any of the following events, the Borrower will notify the Lender immediately and deliver the original of such notification within 5 bank business days of such occurrence:

(1) Any event that has caused the representations and warranties made herein to be untrue, inaccurate or invalid.

(2)         Involvement of the Borrower or its controlling shareholder/control person or its subsidiaries in any litigation or arbitration; any seize, freeze or enforcement action on or withholding of its assets; or involvement of its senior officers or directors in any litigation or arbitration or enforcement action.

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(3)         Any change of the Borrower’s legal representative, chief responsible person or accounting officer, or any change in the Borrower’s business name, location, address or contact information.

(4)         Being the object of other creditor’s filing for reorganization, being forced to file for bankruptcy, or being dissolved by superior authorities.

(5)         Other major events that will have a material adverse effect on the Borrower’s ability to perform its obligations hereunder.

6.          The Borrower promises that it will not violate the order of repayment to repay other debts and that it will not enter into any other contracts that will subordinate the loan hereunder.

7.          The Borrower will make all efforts to pay the interest and repay the loan in the same currency and will be responsible for all currency conversion expenses.

8.          Upon the occurrence of any material event regarding the guarantee hereunder, the Borrower must provide additional guarantees acceptable to the Lender at the Lender’s request. Such material events include but are not limited to the guarantor’s ceasing of operation, dissolution, filing for bankruptcy, reorganization or having its business license or permit cancelled or revoked, involvement of the guarantor’s senior officers or directors in any litigation or arbitration or enforcement action, the reduction in value of the security used in the guarantee or the freeze on such security, any breach under the guarantee contract or the request of the guarantor to dissolve the guarantee.

9.          The Lender has the right to conduct on-site or off-site due diligence regarding the Borrower’s financial condition and operations and monitor the use of the loan.

10.         Based on the situation of the Borrower’s capital return, the Lender has the right to take back the loan amount hereunder ahead of the schedule.

11.         Special provisions concerning “Group” customers.

[N/A]

Article 9              Provisions Regarding Deduction

1.          The Borrower agrees that, at the time when any portion of the loan hereunder is due, the Lender has the right to deduct the funds directly from the Borrower’s general settlement account and/or capital return special account with the Lender to repay the loan due. If the funds in such accounts are not sufficient, the Lender has the right to deduct funds from any other accounts the Borrower has with the Lender.

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2.          Unless there are regulations from the State authorities to the contrary, such funds deducted will first apply toward the payment of any fees payable by the Borrower, then toward the interest due and, lastly, toward the past-due loan.

3.          If the currency of such funds deducted is different from that of the loan, the repayment will be handled in the following manner:

[N/A]

Article   10          Proof of the Creditor’s Claims

Based on its long-standing business practice, the Lender will maintain accounting items regarding the business activities hereunder on its accounting books as proof of the lending amount. The Borrower accepts that such accounting items are the basis for the valid proof of the creditor’s claims.

Article   11          Notices and Their Delivery

1.          The notices sent by one party to the other party must be delivered to the address listed herein (until any notification of change of address is received) and are considered to have been delivered 7 bank business days after they are sent by post, on the receipt signature day of the receiving party if sent by courier, and immediately if sent by fax or email.

2.          The Borrower agrees that any summons and notification arising from litigation against it will be considered served if as long as they are sent the address listed herein.

Article   12        Contract Effectuation, Amendment and Dissolution

1.          The contract shall become effective upon its execution by the respective representatives of both parties.

2.          After the contract has become effective, neither party can modify, change or dissolve this contract without prior consultation and agreement with the other party.

Article   13          Events of Breach

1.          Events of Breach

The occurrence of any of the following constitutes a breach on the part of the Borrower:

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(1)         Any of the representations and warranties made herein by the Borrower, or any notification, authorization, approval, certificates or other documents in connection or serving as the basis of this contract prove to be incorrect at the time of their being made or misleading, invalid or have been cancelled.

(2)         The Borrower has violated any provisions listed in “Other Matters” of Part I or in Article 8 of Part II.

(3)         Any occurrence of cross breach, including but not limited to the breach by the Borrower of other loan contracts and agreements to which it is a party.

(4)         The withdrawal of capital, diversion of funds or unauthorized transfer of equity by the Borrower’s investor(s).

(5)         The guarantor has lost, or will no longer have, its ability to provide guarantee or has violated other guarantee documents.

(6)         The Borrower’s guarantor’s ceasing of operation, going out of business, dissolution, filing for bankruptcy, reorganization or having its business license or permit cancelled or revoked.

(7)         Deterioration of the Borrower’s or the guarantor’s financial situation, major difficulty in the Borrower’s or the guarantor’s business operation or other events that will have a material adverse effect on their business operation or ability to perform its obligations hereunder.

(8)         Involvement of the Borrower or its controlling shareholder, actual control person or its subsidiaries in any litigation or arbitration; any seize, freeze or enforcement action on or withholding of its assets; or involvement of its senior officers or directors in any litigation or arbitration or enforcement action.

(9)         The use of the loan for any purposes other than that stated herein or failure to repay the loan according to the provisions herein.

(10)        Any document or information provided in connection with the loan application is false or misleading.

(11)        Incompliance with the relevant accounting indices provided herein.

(12)        Abnormality of flow of funds in the Borrower’s general settlement account or capital return special account.

(13)        Other activities by the Borrower in violation of this contract that will affect its normal performance of this contract.

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2.          Handling of Breaches

(1)         Upon the occurrence of any of the breach events mentioned above, the Lender may take one or more of the following measures:

Request rectification by the Borrower; cancel or suspend the release of the portion of the loan that has not been used and released; declare the loan hereunder immediately due in full or in part and demand immediate repayment by the Borrower; charge a penalty on the delinquent or missed loan and charge compound interest; make direct deductions from any of the Borrower’s accounts with the Lender; request addition loan release payment conditions or change the loan payment method; demand additional guarantee; and other measures allowed by law.

(2)         In addition to the afore-mentioned measures, the Lender may also demand that the Borrower assume liability for its breaches and that the Borrower pay default penalty.

(3)         If the Borrower fails to repay loan principal and pay interest on time, the Borrower must also be responsible for all the fees and expenses incurred by the Lender in the course of realizing its creditor claims.

Article   14          Other Provisions

1.          Definition

(1)         The so-called “creditor claims” herein mean the loan principal, interest, default penalty and all other fees incurred in the realization of the creditor’s claims.

(2)         The “interest” hereunder includes interest, penalty interest and compound interest.

(3)         “Bank business day” means the day when the Lender is open for business at its location, excluding Saturday, Sunday and other statutory holidays.

2.          Applicable Law

This contract is governed by the law of the People’s Republic of China (for the purpose of this contract, excluding those of Hong Kong, Macau and Taiwan) and must be interpreted accordingly.

3.          Resolution of Dispute

Any dispute arising from this contract must be resolved through consultation between the two parties; if such consultation fails, such dispute should be submitted to the people’s court at the Lender’s location for resolution. All other provisions not in dispute must continue to be performed.

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4.            Miscellaneous

(1)         Other matters not covered herein may be added in Part I of this contract or provided in a supplemental agreement in writing, which will be an inseparable part of this contract and have the same legal effect.

(2)         During the effective period of this contract, the Lender’s delay of certain actions toward any breach by the Borrower should not affect, harm or limit the Lender’s rights and interests hereunder or under the law, nor should it be construed as acquiescence of such breach by the Lender. Such delay shall not be considered the waiver by the Lender of taking such actions in the future.

(3)         The invalidity of one provision of this contract does not affect the validity of others. Should this contract become invalid, regardless of the reason, the Borrower must still be responsible for repaying all the debts hereunder.

(4)         The Lender may transfer some or all of its rights and/or obligations hereunder; in such circumstances, the transferee will assume all the rights and/or obligations as the Lender with regard to the Borrower.

(5)         Unless there are specific explanations elsewhere, the terms and expressions used in the appendices hereto have the same meaning as those used herein.

(6)         The headings used herein are for reference only.

(Below is left intentionally blank)

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This contract is executed on November 13, 2012.

Party A:        (Seal or Special Business Seal)

/seal/ Inner Mongolia Yongye Nongfeng Biotechnology Co., Ltd.

Party B:         (Seal or Special Business Seal)

/seal/ Shanghai Pudong Development Bank, Hohhot Branch

Legal Representative:   /s/ XIE Zhengping

[Appendix 1: Loan Withdrawal Application under “Working Capital Loan Contract”]

[Appendix 2: Certification of Enforceable Creditor’s Claims Document]

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